SLM Student Loan Trust 2003-2
Quarterly Servicing Report
Report Date: 8/31/2004 Reporting Period: 06/01/04-08/31/04

I. Deal Parameters

	Student Loan Portfolio Characteristics		5/31/2004	Activity	8/31/2004
A	i	Portfolio Balance	$1,842,337,110.42	$(36,688,751.02)	$1,805,648,359.40
	ii	Interest to be Capitalized	10,379,806.23		10,215,923.35

	iii	Total Pool	$1,852,716,916.65		$1,815,864,282.75

	iv	Specified Reserve Account Balance	4,631,792.29		4,539,660.71

	v	Total Adjusted Pool	$1,857,348,708.94		$1,820,403,943.46

B	i	Weighted Average Coupon (WAC)	7.244%		7.241%
	ii	Weighted Average Remaining Term	260.01		259.09
	iii	Number of Loans	93,181		91,184
	iv	Number of Borrowers	57,868		56,517
	v	Aggregate Outstanding Principal Balance — T-Bill	$352,464,399.55		$342,164,013.84
	vi	Aggregate Outstanding Principal Balance — Commercial Paper	$1,500,252,517.10		$1,473,700,268.91

	Notes			Spread	Exchange Rate	Balance 6/15/04	Balance 09/15/04
C	i	A-1 L Notes	78442GFN1	0.020%	1.0000	$—	$—
	ii	A-2 L Notes	78442GFP6	0.030%	1.0000	$240,557,708.94	$203,612,943.46
	iii	A-3 L Notes	78442GFQ4	0.100%	1.0000	$263,529,000.00	$263,529,000.00
	iv	A-4 L Notes	78442GFR2	0.190%	1.0000	$288,861,000.00	$288,861,000.00
	v	A-5 E Notes *	XS0163731846	0.260%	1.0835	588,000,000.00	588,000,000.00
	vi	A-6 ARS Notes	78442GFT8	ARS	1.0000	$66,550,000.00	$66,550,000.00
	vii	A-7 ARS Notes	78442GFU5	ARS	1.0000	$100,000,000.00	$100,000,000.00
	viii	A-8 ARS Notes	78442GFV3	ARS	1.0000	$100,000,000.00	$100,000,000.00
	ix	A-9 ARS Notes	78442GFW1	ARS	1.0000	$100,000,000.00	$100,000,000.00
	xii	B ARS Notes	78442GFX9	ARS	1.0000	$60,753,000.00	$60,753,000.00

	Reserve Account		6/15/2004	9/15/2004
D	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)
	iii	Specified Reserve Acct Balance ($)	$4,631,792.29	$4,539,660.71
	iv	Reserve Account Floor Balance ($)	$2,005,060.00	$2,005,060.00
	v	Current Reserve Acct Balance ($)	$4,631,792.29	$4,539,660.71

	Capitalized Interest Account		6/15/2004	9/15/2004
E	i	Current Capitalized Interest Account Balance ($)	$—	$—

II. 2003-2 Transactions from: 5/31/2004 through: 8/31/2004

A	Student Loan Principal Activity
	i	Regular Principal Collections	$43,065,542.77
	ii	Principal Collections from Guarantor	5,448,984.70
	iii	Principal Reimbursements	182,166.28
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$48,696,693.75

B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$61,448.53
	ii	Capitalized Interest	(12,069,391.26)

	iii	Total Non-Cash Principal Activity	$(12,007,942.73)

C	Total Student Loan Principal Activity		$36,688,751.02

D	Student Loan Interest Activity
	i	Regular Interest Collections	$18,902,689.03
	ii	Interest Claims Received from Guarantors	333,269.06
	iii	Collection Fees	4,531.74
	iv	Late Fee Reimbursements	254,616.90
	v	Interest Reimbursements	1,277.18
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	93.58
	viii	Subsidy Payments	1,819,803.39

	ix	Total Interest Collections	$21,316,280.88

E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$3,084.53
	ii	Capitalized Interest	12,069,391.26

	iii	Total Non-Cash Interest Adjustments	$12,072,475.79

F	Total Student Loan Interest Activity		$33,388,756.67

G.	Non-Reimbursable Losses During Collection Period		$64,469.70

H.	Cumulative Non-Reimbursable Losses to Date		$236,168.38

III. 2003-2 Collection Account Activity 5/31/2004 through: 8/31/2004

A	Principal Collections
	i	Principal Payments Received	$27,602,141.89
	ii	Consolidation Principal Payments	$20,912,385.58
	iii	Reimbursements by Seller	0.00
	iv	Borrower Benefits Reimbursed	0.00
	v	Reimbursements by Servicer	2.81
	vi	Re-purchased Principal	182,163.47

	vii	Total Principal Collections	$48,696,693.75

B	Interest Collections
	i	Interest Payments Received	$20,885,465.21
	ii	Consolidation Interest Payments	$170,389.85
	iii	Reimbursements by Seller	0.00
	iv	Borrower Benefits Reimbursed	0.00
	v	Reimbursements by Servicer	568.23
	vi	Re-purchased Interest	708.95
	vii	Collection Fees/Return Items	4,531.74
	viii	Late Fees	254,616.90

	ix	Total Interest Collections	$21,316,280.88

C	Other Reimbursements		170,894.78

D	Reserves in Excess of Reserve Requirement		$92,131.58

E	Trust Account Investment Income ( VII-D & E )		$135,233.05

F	Funds Released from Capitalized Interest Account		$—

G	Administrator Account Investment Income		$0.00

H	TOTAL COLLECTION ACCOUNT ACTIVITY		$70,411,234.04
	LESS FUNDS PREVIOUSLY REMITTED/SET ASIDE:
	i	Consolidation Loan Rebate Fees	(4,727,525.37)
	ii	Funds Allocated to the Future Distribution Account	$(9,857,372.10)
	iii	Funds Released from the Future Distribution Account	$6,314,844.95

I	TOTAL AVAILABLE FUNDS		$62,141,181.53

J	Servicing Fees Due for Current Period	$757,870.79

K	Carryover Servicing Fees Due	$—

L	Administration Fees Due	$20,000.00

M	Total Fees Due for Period	$777,870.79

IV. 2003-2 Future Distribution Account Activity

A	Account Reconciliation
	i	Beginning Balance	6/15/2004	$2,833,304.03
	ii	Total Allocations for Distribution Period (to future distribution account)		$7,024,068.06
	iii	Total Payments for Distribution Period (from future distribution account)		$(3,542,527.14)
	iv	Funds Released to the Collection Account (from future distribution account)		$(6,314,844.95)

	v	Total Balance Prior to Current Month Allocations		$—

	vi	Ending Balance	9/15/2004	$3,485,037.35

B	Monthly Allocations to the Future Distribution Account
	Monthly Allocation Date		6/15/2004
	i	Primary Servicing Fees		$771,086.33
	ii	Admin fees		$6,666.66
	iii	Broker Dealer, Auction Agent and Remarketing Fees		$74,243.90
	iv	Interest Accrued on the Class A Notes and Swap Counterparty		$1,923,085.52
	v	Interest Accrued on the Class B Notes		$58,221.63

	vi	Balance as of	6/15/2004	$2,833,304.03

	Monthly Allocation Date		7/15/2004
	i	Primary Servicing Fees		$767,640.46
	ii	Admin fees		$6,666.66
	iii	Broker Dealer, Auction Agent and Remarketing Fees		$79,193.49
	iv	Interest Accrued on the Class A Notes and Swap Counterparty		$2,647,990.28
	v	Interest Accrued on the Class B Notes		$78,303.87

	vi	Total Allocations		$3,579,794.76

	Monthly Allocation Date		8/16/2004
	i	Primary Servicing Fees		$767,106.60
	ii	Admin fees		$6,666.66
	iii	Broker Dealer, Auction Agent and Remarketing Fees		$74,243.90
	iv	Interest Accrued on the Class A Notes and Swap Counterparty		$2,515,252.14
	v	Interest Accrued on the Class B Notes		$81,004.00

	vi	Total Allocations		$3,444,273.30

C	Total Future Distribution Account Deposits Previously Allocated			$9,857,372.09

D	Current Month Allocations		9/15/2004
	i	Primary Servicing		$757,870.79
	ii	Admin fees		$6,666.66
	iii	Broker Dealer, Auction Agent and Remarketing Fees		$74,243.90
	iv	Interest Accrued on the Class A Notes and Swap Counterparty		$2,559,682.97
	v	Interest Accrued on the Class B Notes		$86,573.03

	vi	Allocations on the Distribution Date		$3,485,037.35

V. 2003-2 Auction Rate Security Detail

A	Auction Rate Securities Paid During Collection Period

		Payment	Security	Interest	No. of
	i	Date	Description	Rate	Days	Start Date	End Date	Interest Payment
		06/16/2004	SLM TRUST 2003-2 A-9	1.250000%	28	05/19/2004	06/16/2004	97,222.22
		06/21/2004	SLM TRUST 2003-2 A-7	1.250000%	28	05/24/2004	06/21/2004	97,222.22
		06/21/2004	SLM TRUST 2003-2 B	1.320000%	28	05/24/2004	06/21/2004	62,373.08
		06/28/2004	SLM TRUST 2003-2 A-8	1.310000%	27	06/01/2004	06/28/2004	98,250.00
		07/12/2004	SLM TRUST 2003-2 A-6	1.310000%	28	06/14/2004	07/12/2004	67,807.06
		07/14/2004	SLM TRUST 2003-2 A-9	1.400000%	28	06/16/2004	07/14/2004	108,888.89
		07/19/2004	SLM TRUST 2003-2 A-7	1.400000%	28	06/21/2004	07/19/2004	108,888.89
		07/19/2004	SLM TRUST 2003-2 B	1.450000%	28	06/21/2004	07/19/2004	68,515.88
		07/26/2004	SLM TRUST 2003-2 A-8	1.490000%	28	06/28/2004	07/26/2004	115,888.89
		08/09/2004	SLM TRUST 2003-2 A-6	1.480000%	28	07/12/2004	08/09/2004	76,606.44
		08/11/2004	SLM TRUST 2003-2 A-9	1.550000%	28	07/14/2004	08/11/2004	120,555.56
		08/16/2004	SLM TRUST 2003-2 A-7	1.520000%	28	07/19/2004	08/16/2004	118,222.22
		08/16/2004	SLM TRUST 2003-2 B	1.600000%	28	07/19/2004	08/16/2004	75,603.73
		08/23/2004	SLM TRUST 2003-2 A-8	1.500000%	28	07/26/2004	08/23/2004	116,666.67
		09/07/2004	SLM TRUST 2003-2 A-6	1.620000%	29	08/09/2004	09/07/2004	86,847.75
		09/08/2004	SLM TRUST 2003-2 A-9	1.650000%	28	08/11/2004	09/08/2004	128,333.33
		09/13/2004	SLM TRUST 2003-2 A-7	1.660000%	28	08/16/2004	09/13/2004	129,111.11
		09/13/2004	SLM TRUST 2003-2 B	1.710000%	28	08/16/2004	09/13/2004	80,801.49

	ii	Auction Rate Security Payments Made During Collection Period					6/15/04-9/15/04	$1,757,805.43
	iii	Broker/Dealer Fees Paid During Collection Period					6/15/04-9/15/04	$239,783.81
	iv	Auction Agent Fees Paid During Collection Period					6/15/04-9/15/04	$10,190.84
	v	Primary Servicing Fees Paid During Collection Period					6/15/04-9/15/04	$1,534,747.06

	vi	Total						$3,542,527.14
		- Less: Auction Rate Security Interest Payments due on the Distribution Date					9/15/2004	$-
		- Less: Auction Rate Security Auction Agent Fees due on the Distribution Date					9/15/2004	$-
		- Less: Auction Rate Security Broker Dealer Fees due on the Distribution Date					9/15/2004	$-

B	Total Payments Out of Future Distribution Account During Collection Period							$3,542,527.14

C	Funds Released to Collection Account							$6,314,844.95

D	Auction Rate Student Loan Rates				Jun-04	Jul-04	Aug-04
					5.46725%	5.46619%	5.46519%

VI. 2003-2 Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		% *		Principal Amount		% *
STATUS	5/31/2004	8/31/2004	5/31/2004	8/31/2004	5/31/2004	8/31/2004	5/31/2004	8/31/2004	5/31/2004	8/31/2004
INTERIM:

In School
Current	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%

Grace
Current	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%
TOTAL INTERIM	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%
REPAYMENT

Active
Current	7.208%	7.200%	61,882	60,110	66.411%	65.922%	$1,137,780,653.70	$1,104,491,720.44	61.757%	61.169%
31-60 Days Delinquent	7.457%	7.389%	2,881	2,845	3.092%	3.120%	$55,448,346.57	$57,901,177.59	3.010%	3.207%
61-90 Days Delinquent	7.531%	7.385%	1,454	1,634	1.560%	1.792%	$29,904,149.91	$33,894,959.24	1.623%	1.877%
91-120 Days Delinquent	7.534%	7.582%	769	768	0.825%	0.842%	$13,842,368.80	$16,576,521.54	0.751%	0.918%
> 120 Days Delinquent	7.789%	7.788%	1,352	1,572	1.451%	1.724%	$30,421,775.10	$33,884,947.15	1.651%	1.877%

Deferment
Current	7.166%	7.190%	9,338	9,483	10.021%	10.400%	$195,490,727.85	$197,426,728.98	10.611%	10.934%

Forbearance
Current	7.280%	7.282%	15,375	14,597	16.500%	16.008%	$376,904,689.33	$357,853,610.69	20.458%	19.819%

TOTAL REPAYMENT	7.243%	7.240%	93,051	91,009	99.860%	99.808%	$1,839,792,711.26	$1,802,029,665.63	99.862%	99.800%
Claims in Process (1)	7.582%	7.709%	130	175	0.140%	0.192%	$2,544,399.16	$3,618,693.77	0.138%	0.200%
Aged Claims Rejected (2)	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%
GRAND TOTAL	7.244%	7.241%	93,181	91,184	100.000%	100.000%	$1,842,337,110.42	$1,805,648,359.40	100.000%	100.000%

(1)	Claims filed and unpaid; includes claims rejected aged less than 6 months.

(2)	Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.

*Percentages may not total 100% due to rounding.

VII. 2003-2 Expected Interest Calculation and Swap Payments

A	Borrower Interest Accrued During Collection Period			$31,410,438.33
B	Interest Subsidy Payments Accrued During Collection Period			1,717,069.24
C	SAP Payments Accrued During Collection Period			584.27
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION, EURO & FUT DIST ACTS)			125,514.69
E	INV Earnings Accrued for Collection Period (CAPITALIZED INTEREST ACCOUNT)			9,718.36
F	Investment Earnings (ADMINISTRATOR ACCOUNTS)			0.00
G	Consolidation Loan Rebate Fees			(4,727,525.37)

H	Net Expected Interest Collections			$28,535,799.52

H	Currency Swap Payments Due to the Trust
			Trust Receives	Trust Pays
	I	Aggregate Swap Notional Amount — Class A-5 *	588,000,000	$637,098,000
	ii	Euribor/Libor Rate	2.11200%	1.52000%
	iii	Spread	0.2600%	0.3150%
	iv	Final Rate (ii + iii)	2.37200%	1.83500%
	v	Swap Payments Due	3,564,325.33	$2,987,635.68

* Payments are calculated using an exchange rate of $1.0835 = 1.0 Euro

VIII. 2003-2 Accrued Interest Factors

		Accrued
		Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.000000000	(6/15/04-9/15/04)	0.00000%
B	Class A-2 Interest Rate	0.003961111	(6/15/04-9/15/04)	1.55000%
C	Class A-3 Interest Rate	0.004140000	(6/15/04-9/15/04)	1.62000%
D	Class A-4 Interest Rate	0.004370000	(6/15/04-9/15/04)	1.71000%
E	Class A-5 Interest Rate	0.006061778	(6/15/04-9/15/04)	2.37200%

IX. 2003-2 Inputs From Original Data 5/31/04

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,842,337,110.42
	ii	Interest To Be Capitalized	10,379,806.23

	iii	Total Pool	$1,852,716,916.65
	iv	Specified Reserve Account Balance	4,631,792.29

	v	Total Adjusted Pool	$1,857,348,708.94

B	Total Note and Certificate Factor		0.91717481662
C	Total Note Balance		$1,857,348,708.94

D	Note Balance 6/15/2004		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class B

	i	Current Factor	0.0000000000	0.9776980184	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000
	ii	Expected Note Balance	$0.00	$240,557,708.94	$263,529,000.00	$288,861,000.00	588,000,000.00	$66,550,000.00	$100,000,000.00	$100,000,000.00	$100,000,000.00	$60,753,000.00
E	Note Principal Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

H	Reserve Account Balance		$4,631,792.29
I	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
J	Unpaid Administration fees from Prior Quarter(s)		$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
L	Interest Due on Unpaid Carryover Servicing Fees		$0.00

X. 2003-2 Waterfall for Distributions

				Remaining
				Funds Balance
A	Total Available Funds (III-G)		$62,141,181.53	$62,141,181.53

B	Primary Servicing Fees-Current Month		$757,870.79	$61,383,310.74

C	Administration Fee		$20,000.00	$61,363,310.74

D	Auction Agent Fees Due 9/15/2004		$0.00	$61,363,310.74
	Broker/Dealer Fees Due 9/15/2004		$0.00	$61,363,310.74

E	Noteholders’ Interest Distribution Amounts for 9/15/2004
	i	Class A-1	$0.00	$61,363,310.74
	ii	Class A-2	$952,875.81	$60,410,434.93
	iii	Class A-3	$1,091,010.06	$59,319,424.87
	iv	Class A-4	$1,262,322.57	$58,057,102.30
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	$2,987,635.68	$55,069,466.62
	vi	Class A-6	$0.00	$55,069,466.62
	vii	Class A-7	$0.00	$55,069,466.62
	viii	Class A-8	$0.00	$55,069,466.62
	ix	Class A-9	$0.00	$55,069,466.62
	xii	Class B	$0.00	$55,069,466.62

	xiii	Total Noteholder’s Interest Distribution	$6,293,844.12

F	Noteholder’s Principal Distribution Amount Paid * (or set aside)
	i	Class A-1	$0.00	$55,069,466.62
	ii	Class A-2	$36,944,765.48	$18,124,701.14
	iii	Class A-3	$0.00	$18,124,701.14
	iv	Class A-4	$0.00	$18,124,701.14
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	-	$18,124,701.14
	vi	Class A-6	$0.00	$18,124,701.14
	vii	Class A-7	$0.00	$18,124,701.14
	viii	Class A-8	$0.00	$18,124,701.14
	ix	Class A-9	$0.00	$18,124,701.14
	xii	Class B	$0.00	$18,124,701.14

	xiii	Total Noteholder’s Principal Distribution	$36,944,765.48

G	Increase to the Specified Reserve Account Balance		$0.00	$18,124,701.14

H	Carryover Servicing Fees		$0.00	$18,124,701.14

I	Noteholder’s Interest Carryover
	i	Class A-1	$0.00	$18,124,701.14
	ii	Class A-2	$0.00	$18,124,701.14
	iii	Class A-3	$0.00	$18,124,701.14
	iv	Class A-4	$0.00	$18,124,701.14
	v	Class A-5	$0.00	$18,124,701.14
	vi	Class A-6	$0.00	$18,124,701.14
	vii	Class A-7	$0.00	$18,124,701.14
	viii	Class A-8	$0.00	$18,124,701.14
	ix	Class A-9	$0.00	$18,124,701.14
	xii	Class B	$0.00	$18,124,701.14

	xiii	Total Noteholder’s Interest Carryover	$0.00

J	Excess Distribution Release to Certificateholders		$18,124,701.14	$0.00

* Principal allocable to Auction Rate Securities not payable on the distribution date is paid to the Future Distribution Account for payment on the related Auction Rate Distribution date.

XI. 2003-2 Distributions

A	Distribution Amounts			Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class B
	i	Quarterly Interest Due		$0.00	$952,875.81	$1,091,010.06	$1,262,322.57	$2,987,635.68	$0.00	$0.00	$0.00	$0.00	$0.00
	ii	Quarterly Interest Paid		0.00	952,875.81	$1,091,010.06	$1,262,322.57	$2,987,635.68	$0.00	$0.00	$0.00	$0.00	0.00

	iii	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	iv	Interest Carryover Due		$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	vi	Interest Carryover		$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	vii	Quarterly Principal Due		$0.00	$36,944,765.48	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid (or set aside)		0.00	36,944,765.48	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall		$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount		$0.00	$37,897,641.29	$1,091,010.06	$1,262,322.57	2,987,635.68	$0.00	$0.00	$0.00	$0.00	$0.00

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 8/31/04		$1,857,348,708.94
	ii	Adjusted Pool Balance 8/31/04		1,820,403,943.46

	iii	Notes Outstanding Exceeding Pool Balance (i - ii)		$36,944,765.48

	iv	Adjusted Pool Balance 5/31/04		$1,857,348,708.94
	v	Adjusted Pool Balance 8/31/04		1,820,403,943.46

	vi	Current Principal Due (iv - v)		$36,944,765.48
	vii	Notes Issued Exceeding
		Adjusted Pool Balance		—

	viii	Principal Distribution Amount (vi + vii)		$36,944,765.48

	ix	Principal Distribution Amount Paid or Set Aside		$36,944,765.48
	x	Principal Shortfall (viii - ix)		$0.00

C		Total Principal Distribution		$36,944,765.48
D		Total Interest Distribution		6,293,844.12

E		Total Cash Distributions		$43,238,609.60

F	Note Balances		6/15/2004	9/15/2004

	i	A-1 Note Balance 78442GFN1	$—	$—
		A-1 Note Pool Factor	0.0000000000	0.0000000000

	ii	A-2 Note Balance 78442GFP6	$240,557,708.94	$203,612,943.46
		A-2 Note Pool Factor	0.9776980184	0.8275435122

	iii	A-3 Note Balance 78442GFQ4	$263,529,000.00	$263,529,000.00
		A-3 Note Pool Factor	1.0000000000	1.0000000000

	iv	A-4 Note Balance 78442GFR2	$288,861,000.00	$288,861,000.00
		A-4 Note Pool Factor	1.0000000000	1.0000000000

	v	A-5 Note Balance XS0163731846	588,000,000.00	$588,000,000.00
		A-5 Note Pool Factor	1.000000000	1.000000000
					Balance	Next ARS Pay Date

	vi	A-6 Note Balance 78442GFT8	$66,550,000.00	$66,550,000.00	$66,550,000.00	10/04/04
		A-6 Note Pool Factor	1.000000000	1.000000000	1.000000000

	vii	A-7 Note Balance 78442GFU5	$100,000,000.00	$100,000,000.00	$100,000,000.00	10/11/04
		A-7 Note Pool Factor	1.000000000	1.000000000	1.000000000

	viii	A-8 Note Balance 78442GFV3	$100,000,000.00	$100,000,000.00	$100,000,000.00	09/20/04
		A-8 Note Pool Factor	1.000000000	1.000000000	1.000000000

	ix	A-9 Note Balance 78442GFW1	$100,000,000.00	$100,000,000.00	$100,000,000.00	10/06/04
		A-9 Note Pool Factor	1.000000000	1.000000000	1.000000000

	v	B Note Balance 78442GFX9	$60,753,000.00	$60,753,000.00	$60,753,000.00	10/11/04
		B Note Pool Factor	1.0000000000	1.0000000000	1.000000000

G	Reserve Account Reconciliation
	i	Beginning of Period Balance		$4,631,792.29
	ii	Deposits to correct Shortfall		$—
	iii	Total Reserve Account Balance Available		$4,631,792.29

	iv	Required Reserve Account Balance		$4,539,660.71

	vi	Shortfall Carried to Next Period		$—
	vii	Excess Reserve - Release to Waterfall		$92,131.58
	viii	Ending Reserve Account Balance		$4,539,660.71

XII. 2003-2 Historical Pool Information

			6/1/04-8/31/04	3/1/04-5/31/04	12/1/03-2/29/04	9/1/03-11/30/03	6/1/03-8/31/03	2/3/03-5/31/03
Beginning Student Loan Portfolio Balance			$1,842,337,110.42	$1,868,179,328.79	$1,894,652,748.68	$1,919,602,818.40	$1,955,877,514.93	$1,997,000,948.34
	Student Loan Principal Activity

	i	Regular Principal Collections	$43,065,542.77	$31,820,684.75	$34,229,247.25	$33,028,987.42	$46,216,024.88	$34,012,926.19
	ii	Principal Collections from Guarantor	5,448,984.70	5,756,963.28	4,989,024.26	4,596,253.10	2,810,510.48	1,524,169.64
	iii	Principal Reimbursements	182,166.28	451,687.90	133,116.62	(79.91)	53,517.04	20,312,889.41
	iv	Other System Adjustments	—	—	—	—	—	—

	v	Total Principal Collections	$48,696,693.75	$38,029,335.93	$39,351,388.13	$37,625,160.61	$49,080,052.40	$55,849,985.24

	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$61,448.53	$55,272.20	$44,593.68	$436,078.12	$565,559.80	$1,062,235.93
	ii	Capitalized Interest	(12,069,391.26)	(12,242,389.75)	(12,922,561.92)	(13,111,169.01)	(13,370,915.67)	(15,788,787.76)

	iii	Total Non-Cash Principal Activity	$(12,007,942.73)	$(12,187,117.55)	$(12,877,968.24)	$(12,675,090.89)	$(12,805,355.87)	$(14,726,551.83)

(-)	Total Student Loan Principal Activity		$36,688,751.02	$25,842,218.38	$26,473,419.89	$24,950,069.72	$36,274,696.53	$41,123,433.41

	Student Loan Interest Activity
	i	Regular Interest Collections	$18,902,689.03	$19,018,300.72	$19,222,907.43	$19,455,393.85	$20,052,495.35	$26,838,182.63
	ii	Interest Claims Received from Guarantors	333,269.06	335,652.28	254,165.45	277,155.73	101,726.48	31,607.13
	iii	Collection Fees	4,531.74	2,838.78	3,239.86	2,560.92	2,447.92	3,053.75
	iv	Late Fee Reimbursements	254,616.90	232,280.60	244,635.87	237,389.50	236,617.93	299,700.20
	v	Interest Reimbursements	1,277.18	9,016.51	16,724.11	1,123.26	696.25	148,179.63
	vi	Other System Adjustments	—	—	—	—	—	—
	vii	Special Allowance Payments	93.58	83.09	92.48	(83.10)	23.03	—
	viii	Subsidy Payments	1,819,803.39	1,857,137.47	1,806,894.64	3,604,502.54	560,932.12	589,238.65

	ix	Total Interest Collections	$21,316,280.88	$21,455,309.45	$21,548,659.84	$23,578,042.70	$20,954,939.08	$27,909,961.99

	Student Loan Non-Cash Interest Activity

	i	Interest Accrual Adjustment	$3,084.53	$3,840.51	$1,231.40	$(381,470.66)	$(551,719.10)	$(947,078.79)
	ii	Capitalized Interest	12,069,391.26	12,242,389.75	12,922,561.92	13,111,169.01	13,370,915.67	15,788,787.76

	iii	Total Non-Cash Interest Adjustments	$12,072,475.79	$12,246,230.26	$12,923,793.32	$12,729,698.35	$12,819,196.57	$14,841,708.97

	Total Student Loan Interest Activity		$33,388,756.67	$33,701,539.71	$34,472,453.16	$36,307,741.05	$33,774,135.65	$42,751,670.96

(=)	Ending Student Loan Portfolio Balance		$1,805,648,359.41	$1,842,337,110.42	$1,868,179,328.79	$1,894,652,748.68	$1,919,602,818.40	$1,955,877,514.93

(+)	Interest to be Capitalized		$10,215,923.35	$10,379,806.23	$10,387,941.52	$10,514,406.50	$10,268,453.76	$10,602,091.58

(=)	TOTAL POOL		$1,815,864,282.76	$1,852,716,916.65	$1,878,567,270.31	$1,905,167,155.18	$1,929,871,272.16	$1,966,479,606.51

(+)	Reserve Account Balance		$4,539,660.71	$4,631,792.29	$4,696,418.18	$4,762,917.89	$4,824,678.18	$4,916,199.02

(=)	Total Adjusted Pool		$1,820,403,943.47	$1,857,348,708.94	$1,883,263,688.49	$1,909,930,073.07	$1,934,695,950.34	$1,971,395,805.53

XIII. 2003-2 Payment History and CPRs

Distribution	Actual	Since Issued
Date	Pool Balances	CPR *

Jun-03	$1,966,479,607	4.03%
Sep-03	$1,929,871,272	4.73%
Dec-03	$1,905,167,155	4.31%
Mar-04	$1,878,567,270	4.17%
Jun-04	$1,852,716,917	4.07%
Sep-04	$1,815,864,283	4.37%

* “Since Issued CPR” is based on the current period’s ending pool balance calculated against the original pool balance and assuming cutoff date pool data.